EXHIBIT 99.2

LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
0130011704	Eldorado Artesian Springs, Inc.	300117	02/02/12	AN
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$2,815,892.00	Wall Street Journal Prime plus 2.000%	5.500% Creditor Use Only	02/02/22	Commercial

PROMISSORY NOTE
(Commercial - Single Advance)

DATE AND PARTIES. The date of this Promissory Note (Note) is February 2, 2012. The parties and their addresses are:

LENDER:
ANB BANK
3033 East First Ave
Denver, CO 80206
Telephone: (303)394-5100

BORROWER:
ELDORADO ARTESIAN SPRINGS, INC.
a Colorado Corporation
1783 Dogwood Street
Louisville, CO 80027

DOUGLAS A. LARSON
31 Fowler Lane
Eldorado Springs, CO 80025

KEVIN M. SIPPLE
12 Baldwin Circle
Eldorado Springs, CO 80025

JEREMY S. MARTIN
2707 4th Street
Boulder, CO 80304

1. DEFINITIONS. As used in this Note, the terms have the following meanings:
A.      Pronouns. The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together. "You" and "Your" refer to the Lender.
B.      Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.
C.      Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.
D.      Loan Documents. Loan Documents refer to all the documents executed as a part of or in connection with the Loan.
E.      Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.
F.      Percent. Rates and rate change limitations are expressed as annualized percentages.
G.      Dollar Amounts. All dollar amounts will be payable in lawful money of the United States of America.

2. REFINANCING. This Note will pay off the following described note(s):

Note Date	Note Number	Note Amount
October 11, 2007	#0430011702	$3,000,000.00

The remaining balance of the note listed in the table above is $2,798,976.73.

3. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $2,815,892.00 (Principal) plus interest from February 2, 2012 on the unpaid Principal balance until this Note matures or this obligation is accelerated.

4. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 5.500 percent (interest Rate) until February 2, 2017, after which time it may change as described in the Variable Rate subsection.
A.      Interest After Default. If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise payable as described in this section. In such event, interest will accrue on the unpaid Principal balance of this Note at 28.000 percent until paid in full.
B.      Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.
C.      Statutory Authority. The amount assessed or collected on this Note is authorized by the Colorado usury laws under Coioi. Rev. Stat. § 5-12-103.
D.      Accrual. Interest accrues using an Actual/360 days counting method.
E.      Variable Rate. The Interest Rate may change during the term of this transaction.

Eldorado Artesian Springs, Inc.
Colorado Promissory Note
CO/4XXXXVcox00225400007854039020112N	Wolters Kluwer financial Services e1996, 2012 Bankers Systems™

(1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the base'crate On corporate loans posted by at least 70% of the 10 largest U.S. banks known as the Wall Street Journal U.S. Prime Rate.

The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

(2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change February 2, 2017 and every 5 years thereafter.

(3) Calculation Of Change. On each Change Date you will calculate the Interest Rate, which will be the Current Index plus 2.000 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

(4) Limitations. The Interest Rate changes are subject to the following limitations:

(a) Lifetime. The Interest Rate will never be less than 5.500 percent.

(5)  Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments and the amount of the final payment will change.

5. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

6. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment.  Additional remedial charges may be described elsewhere in this Note,

A. Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment or $25.00, whichever is greater. I will pay this late charge promptly but only once for each late payment.

7. GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented. The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

8. PAYMENT. I agree to pay this Note in 120 payments. This Note is amortized over 240 payments. A payment of $19,495.33 will be due March 2, 2012, and on the 2nd day of each month thereafter. This scheduled payment amount may change to reflect changes in the Interest Rate as described in the Variable Rate subsection of this Note. A final payment of the entire unpaid balance of Principal and interest will be due February 2, 2022.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

If the amount of a scheduled payment does not equal or exceed interest accrued during the payment period the unpaid portion will be added to, and will be payable with, the next scheduled payment.

Each payment I make on this Note will be applied first to interest that is due then to any charges that I owe other than principal and interest, and finally to principal that is due. If you and I agree to a different application of payments, we will describe our agreement on this Note. You may change how payments are applied in your sole discretion without notice to me. The actual amount of my final payment will depend on my payment record.

9. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

10. LOAN PURPOSE. The purpose of this Loan is to refinance existing ANB loans.

11. ADDITIONAL TERMS.
IMPROVED REAL ESTATE: If this note is secured by improved real property, and should the real property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, ;or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

GOVERNING LAW, WAIVER OF JURY TRIAL AND CERTAIN DAMAGES. I, BY MY EXECUTION OF THIS AGREEMENT, ACKNOWLEDGE AND AGREE THAT IN CONNECTION WITH ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THIS AGREEMENT, THE LOAN, THE PROPERTY, ANY SECURITY RELATING TO THE LOAN OR ANY OTHER LOAN DOCUMENTS, YOUR RELATIONSHIP WITH ME OR T»E ACTIONS OF THE PARTIES HERETO IN CONNECTION WITH ANY OF THE FOREGOING, (i) THE PARTIES WAIVE ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY TRIAL BY JURY AND THE RIGHT TO CLAIM OR RECEIVE CONSEQUENTIAL (THAT IS, SPECIAL OR INDIRECT) OR PUNITIVE DAMAGES, (ii) YOU AND WE AGREE THAT ANY PROCEEDING RELATING TO THE FOREGOING WILL BE LITIGATED IN THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF COLORADO AND CONSENT AND SUBMIT TO THE JURISDICTION OF SUCH COURTS, AGREE TO INSTITUTE'ANY SUCH LITIGATION IN SUCH COURTS, CONSENT TO SERVICE OF PROCESS BY MAIL AND WAIVE ANY RIGHT WE MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN SUCH COURTS ARISING OUT OF1 THE MATTERS DESCRIBED ABOVE.

LATE FEES. In addition to any other amounts payable under any Loan Document, if any monthly or other periodic payment of principal, interest or any other amount payable by me is not paid within 10 days after it is due, I will also immediately pay a late fee equal to the greater of 5% of the delinquent payment or $25 (or, if less, the maximum amount permitted by applicable law). Such amount shall be immediately due under this Note and my obligation to pay it shall be an additional obligation secured by the Property and shall not limit any other rights or remedies you may have in connection with any default that may exist by virtue of such late payment or otherwise.

12. SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Eldorado Artesian Springs, Inc.
Colorado Promissory Note
CO/4XXXXVcox00225400007854039020112N	Wolters Kluwer financial Services e1996, 2012 Bankers Systems™

Document Name	Parties to Document

Assignment Of Investment	Eldorado Artesian Springs, Inc.
Property/Securities - The Farmers Reservoir
and Irrigation Company

Assignment Of Investment	Eldorado Artesian Springs, Inc.
Property/Securities - The Farmers Reservoir
and Irrigation Company

Assignment Of Investment	Eldorado Artesian Springs, Inc.
Property/Securities - The Farmers Reservoir
and Irrigation Company

Deed Of Trust - 1783 Dogwood Street	Eldorado Artesian Springs, Inc.

Deed Of Trust - 255 Artesian Drive; 23	Eldorado Artesian Springs, Inc.
Kneale Road; 35, 299,319-321 Eldorado
Springs Drive

13. DUE ON SALE OR ENCUMBRANCE. You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.

14. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A.       Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.
(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.
(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
(3,) You may release, substitute or impair any Property securing this Note.
(4) You, or any institution participating in this Note, may invoke your right of set-off.
(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.
(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

B.     No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

15. COMMISSIONS. I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

16. APPLICABLE LAW. This Note is governed by the laws of Colorado, the United States of America, and to the extent required,* by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.

17. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan. Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan. This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

18. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note and the other Loan Documents are the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the: unenforceable provision will be severed and the remaining provisions will still be enforceable. No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

19. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

20. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it %by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform you in writing of "any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

21. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

22. ERRORS AND OMISSIONS. I "agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for-failing to reasonably comply with your requests within thirty (30) days.

23. SIGNATURES. By signing, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

Eldorado Artesian Springs, Inc.
Colorado Promissory Note
CO/4XXXXVcox00225400007854039020112N	Wolters Kluwer financial Services e1996, 2012 Bankers Systems™

Eldorado Artesian Springs, Inc.
Colorado Promissory Note
CO/4XXXXVcox00225400007854039020112N	Wolters Kluwer financial Services e1996, 2012 Bankers Systems™

APPENDIX: FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Loan Origination. A(n) Loan Origination fee of $28,159.00 payable from the loan proceeds

Eldorado Artesian Springs, Inc.
Colorado Promissory Note
CO/4XXXXVcox00225400007854039020112N	Wolters Kluwer financial Services e1996, 2012 Bankers Systems™